Filed pursuant to Rule 497(e)

File Nos. 333-135544 and 811-21922

RS VARIABLE PRODUCTS TRUST

RS Large Cap Value VIP Series

Supplement to Prospectus Dated May 1, 2009

The Board of Trustees of RS Variable Products Trust has approved a proposal to reorganize RS Large Cap Value VIP Series into RS Large Cap Alpha VIP Series, subject to the approval of the shareholders of RS Large Cap Value VIP Series.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of RS Large Cap Alpha VIP Series, nor is it a solicitation of any proxy. To view a copy of the prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and become effective, go to www.proxyweb.com and follow the on-line instructions. The prospectus/proxy statement will also be available free of charge on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Please read the prospectus/proxy statement carefully.

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

3900 Burgess Place

Bethlehem, Pennsylvania 18017-9097

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For more information regarding the RS Large Cap Alpha VIP Series or if you have any questions about your variable annuity contract, please contact a Customer Service Representative at 1-800-221-3253 weekdays between 8:30 a.m. and 7:00 p.m. (Eastern Time) Monday through Friday or visit www.guardianinvestor.com.

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For more information regarding the RS Large Cap Alpha VIP Series or if you have any questions about your variable life insurance policy, please contact a Customer Service Representative at 1-800-441-6455 from 8:00 a.m. to 6:00 p.m. (Eastern Time) Monday through Friday.

October 5, 2009